EXHIBIT 10.12
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                          CHANGE OF CONTROL AGREEMENT


          This Change of Control Agreement (the "Agreement") is made and entered into as of the 3rd day of January, 1997, by and between Argyle Television, Inc.. (the "Company") and Dean Blythe ("Employee"). Initially capitalized terms are defined in Section 2 below.

          In consideration for Employee's continued employment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Change of Control Payment. In the event that following a Change of
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Control:

             (i)   Employee is terminated without Cause;
             (ii) without the prior consent of Employee, Employer materially diminishes the duties of Employee to a level where Employee's duties are substantially dissimilar to the duties performed by persons employed in similar positions with other similar companies; or,
             (iii) the total of employee's annual compensation (base salary and bonus target) is reduced by 10% or more over any two-year period following the Change of Control;

then the Company shall, within 10 days following such an event, make the Change of Control Payment to Employee. The Change of Control Payment shall be subject to applicable taxes and other amounts required by governmental authorities to be withheld or deducted. The Change of Control Payment shall be made without any deduction or offset relating to or otherwise with regard to any concept of mitigation of loss or mitigation of damages by Employee, and without any obligation of Employee to seek alternative employment.

          2.   Definitions.
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          "Cause" shall mean that any one or more of the following conditions exist:

             (i)   Employee has incurred a Disability;
             (ii)  Employee has died;
             (iii) Employee has been convicted of a crime that is a felony
                   (other than a traffic or moving violation, such as driving while intoxicated); or,
             (iv) Employee has willfully and materially breached or habitually neglected the duties that Employee is required to perform to discharge the duties of the position, or if Employee commits any material act of fraud or dishonesty during the course of employment.

          "Change of Control" shall mean:

             (i) a sale or transfer by the Company or any of its subsidiaries, of all or substantially all of the consolidated assets of (x) the Company; (y) all of the subsidiaries; or, (z) the Employer, to an entity that is not a subsidiary of the Company;
             (ii) within any two-year period, a majority of the Company's Board of Directors is no longer composed of persons who were directors at the beginning of such two-year period, unless the continuing directors, together with the new directors who were approved by a majority of the prior directors, constitute a majority of the Board; or,
             (iii) the Company adopts a plan of dissolution or liquidation or liquidates or dissolves

          "Change of Control Payment" shall mean the payment, in immediately available funds, of an amount equal to the difference of (i) twice the sum of
(x) Employee's base salary at the time of the occurrence of an event specified in clauses (i) - (iii) of Section 1 resulting in such payment, plus (y) Employee's bonus target for the calendar year in which an event specified in clauses (i) - (iii) in Section 1 occurs; less (ii) cash compensation received by Employee from the Company or any of its subsidiaries subsequent to a Change of Control
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          Notwithstanding the foregoing, the total of the Change of Control
Payment plus all other payments and non-cash benefits to which Employee may be entitled (whether pursuant to the terms of this Agreement or otherwise) shall be reduced to the maximum amount that can be paid to Employee so that the aggregate present value of all "parachute payments" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended from time to time [the "Code"]) to which Employee is entitled does not equal or exceed 300% of Employee's "annualized includible compensation for the base period" as defined in the Code. For the purpose of applying the provisions of the above limitation, the Change of Control Payment shall be reduced first prior to reducing any other payments or non-cash benefits constituting parachute payments under the Code. Notwithstanding the foregoing, the Company shall not take into account any compensation or benefits the payment of which Employee has waived in writing prior to the payment thereof.

          "Company" shall mean Argyle Television, Inc. and its successors by merger, assignment or otherwise.

          "Disability" shall refer to Employee becoming physically or mentally disabled (as determined in good faith by the Company's Board of Directors) so that employee is unable to perform Employee's duties for a period of more than 120 consecutive days or more than 180 days in the aggregate during any calendar year.

          "Employer" shall mean Argyle Television Inc., or such other entity that is either the Company or one of its subsidiaries by which Employee is employed at the time of the Change of Control.

          3.  Term.  This Agreement shall have a term of two years, and shall
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automatically renew for additional two-year terms unless either party has given the other party written notice of intent not to renew within 90 days prior to the end of the then current term; provided, however, that this Agreement shall automatically renew for a two-year term upon a Change in Control, with such new two-year term beginning on the date of the Change in Control. Notwithstanding the foregoing, in the event that Employee's employment with Employer is terminated for any reason prior to a Change of Control, this Agreement shall automatically terminate upon such termination of employment.

          4.  No Change in Employment Relationship. Nothing contained herein
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shall be deemed to change the currently existing employment "at will"
relationship between Employee and Employer, or otherwise to restrict or prohibit Employer from terminating Employee at any time. Additionally, this Agreement does not set forth or establish any payment to Employee for "severance" in the event of termination prior to a Change in Control.

          5.  Notices.  Any notices to be given hereunder by either party to the
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other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested and shall be deemed delivered upon receipt at the respective addresses set forth below. Either party may change its address for notice by giving written notice in accordance with the terms of this Paragraph 5.

          (a)  If to Employee:
               Dean Blythe
               ______________________
               ______________________


          (b)  If to Company:

               Argyle Television, Inc..
               200 Concord Plaza, Suite 700
               San Antonio, Texas 78216
               Attention:  Secretary
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          6.  General Provisions.
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(a)  Law Governing. This Agreement shall be governed by and construed in
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accordance with the Laws of the State of Texas, without application of the conflict of law principles thereof.

(b)  Invalid Provisions. If any provision of this Agreement is held to be
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illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid or enforceable.

(c)  Entire Agreement. This Agreement sets forth the entire understanding of the
     ----------------
parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. No other terms, conditions or warranties, and no amendments or modifications hereto, shall be binding unless made in writing and signed by the parties hereof.

(d)  Binding Effect; Assignment. This Agreement shall extend to and be binding
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upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement may not be assigned by either the Company or Employee, except that the Company shall assign this Agreement to any successor to all or a substantial portion of the Company's or Employer's business or assets, and the Company will require any such successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall entitle Employee to receive the Change of Control Payment on the date on which such succession becomes effective.

(e)  Titles. Titles of the paragraphs herein are used solely for convenience and
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shall not be used for interpretation or construing any word, clause, paragraph or provision of this Agreement.

(f)  Counterparts. This Agreement may be executed in two or more counterparts,
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each of which shall be deemed an original, but which together shall constitute one and the same instruments.

     The Company and Employee have executed this Agreement as of the date and year specified in the first paragraph of this Agreement.

                                    ARGYLE TELEVISION, INC.


                                    By:
                                       --------------------------
                                    Name:
                                         ------------------------
                                    Title:
                                          -----------------------


                                    EMPLOYEE


                                    -----------------------------
                                    Dean Blythe